GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (“GUARANTY”) is made to be effective as of September      , 2005, by      , a Delaware corporation (“GUARANTOR”), for the benefit of MANUFACTURERS AND TRADERS TRUST COMPANY, individually and in its capacity as the Administrative Agent (“ADMINISTRATIVE AGENT”) for the “LENDERS” that are now or hereafter parties to an Amended And Restated Loan And Security Agreement (as amended from time to time, the “LOAN AGREEMENT”) dated to be effective as of September      , 2005 by and among MARTEK BIOSCIENCES CORPORATION, a Delaware corporation (“BORROWER”), the ADMINISTRATIVE AGENT, and the LENDERS. Hereafter, the ADMINISTRATIVE AGENT and the LENDERS are collectively referred to as the “SECURED PARTIES.”

RECITALS

The LENDERS have been requested to extend loans (collectively, “LOANS”) to the BORROWER in the maximum aggregate principal amount of One Hundred Thirty-Five Million Dollars ($135,000,000.00), as such amount may be increased or decreased from time to time in accordance with the terms of the LOAN AGREEMENT. The LENDERS are unwilling to extend the LOANS to the BORROWER unless the GUARANTOR agrees to guaranty to the SECURED PARTIES the payment and performance by the BORROWER of all obligations owed by the BORROWER to the SECURED PARTIES in connection with the LOANS. The GUARANTOR will derive substantial direct and indirect economic benefits from the extension of the LOANS by the SECURED PARTIES to the BORROWER, and has agreed to execute and deliver this GUARANTY in order to induce the SECURED PARTIES to extend the LOANS to the BORROWER. Hereafter, the LOAN AGREEMENT and all documents and writings evidencing or securing the LOANS are collectively referred to as the “CREDIT DOCUMENTS.”

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the GUARANTOR hereby agrees to provide to the SECURED PARTIES the following guaranties and indemnifications.

Section 1. Guaranty. The GUARANTOR guarantees to the SECURED PARTIES: (a) the payment of any and all sums now or hereafter due and owing to the SECURED PARTIES by the BORROWER as a result of or in connection with any and all existing or future indebtedness, liability, or obligation of every kind, nature, type, and variety owed by the BORROWER to the SECURED PARTIES from time to time, arising out of or related to the LOANS or the CREDIT DOCUMENTS, whether direct or indirect, absolute or contingent, primary or secondary, joint or several, unconditional or conditional, known or unknown, liquidated or unliquidated, contractual or tortious, including, but not limited to, all amounts of principal, interest, charges, reimbursements, advancements, escrows, and fees; (b) that all sums now or hereafter due and owing by the BORROWER to the SECURED PARTIES in connection with or arising from the LOANS shall be paid when and as due, whether by reason of installment, maturity, acceleration or otherwise, time being of the essence; (c) the payment and performance of all indemnification obligations and duties to defend owed by the BORROWER to the SECURED PARTIES in accordance with the terms of the CREDIT DOCUMENTS; and (d) the timely, complete, continuous, and strict performance and observance by the BORROWER of each of the terms, covenants, agreements and conditions contained in the CREDIT DOCUMENTS. The GUARANTOR agrees to hold harmless and indemnify the SECURED PARTIES from any and all costs and expenses, including reasonable attorneys’ fees, incurred by the SECURED PARTIES as a result of a failure by the BORROWER to satisfy its duties and obligations under the CREDIT DOCUMENTS or the GUARANTOR’S failure to satisfy the duties and obligations assumed by the GUARANTOR under this GUARANTY. As used in this GUARANTY, the term “OBLIGATIONS” shall refer to the obligations of payment, performance, and indemnification which the GUARANTOR has undertaken and assumed pursuant to this GUARANTY, as described in this Section and in other Sections of this GUARANTY.

Section 2. Nature Of Guaranty. This GUARANTY is irrevocable and absolute and one of payment and not just collection, and is direct, immediate, and primary. This GUARANTY makes the GUARANTOR a surety to the SECURED PARTIES for the ratable and proportionate benefit of the SECURED PARTIES with respect to the OBLIGATIONS and the equivalent of a co-obligor with the BORROWER.

Section 3. Secured Parties Need Not Pursue Other Rights. The SECURED PARTIES shall be under no obligation to pursue any of the SECURED PARTIES’ rights and remedies against: (a) the BORROWER; (b) any of the BORROWER’S collateral securing the obligations of the BORROWER to the SECURED PARTIES; (c) any other guarantor; or (d) any other guarantor=s collateral, before pursuing the SECURED PARTIES’ rights and remedies against the GUARANTOR.

Section 4. Certain Rights Of Secured Parties. The GUARANTOR hereby assents to any and all terms and agreements between the SECURED PARTIES and the BORROWER or between the SECURED PARTIES and any other guarantor, and all amendments and modifications thereof, whether presently existing or hereafter made and whether oral or in writing. The SECURED PARTIES may, without compromising, impairing, diminishing, or in any way releasing the GUARANTOR from the OBLIGATIONS and without notifying or obtaining the prior approval of the GUARANTOR, at any time or from time to time: (a) waive or excuse a default by the BORROWER or any other guarantor, or delay in the exercise by the SECURED PARTIES of any or all of the SECURED PARTIES’ rights or remedies with respect to such default or defaults; (b) grant extensions of time for payment or performance by the BORROWER or any other guarantor; (c) release, substitute, exchange, surrender, or add collateral of the BORROWER or of any other guarantor, or waive, release, or subordinate, in whole or in part, any lien or security interest held by the SECURED PARTIES on any real or personal property securing payment or performance, in whole or in part, of the obligations of the BORROWER to the SECURED PARTIES or of any other guarantor; (d) release the BORROWER or any other guarantor; (e) apply payments made by the BORROWER or by any other guarantor to any sums owed by the BORROWER to the SECURED PARTIES, in any order or manner, or to any specific account or accounts, as the SECURED PARTIES may elect; and (f) modify, change, renew, extend, or amend in any respect the SECURED PARTIES’ agreement with the BORROWER or any other guarantor, or any document, instrument, or writing embodying or reflecting the same, including without limitation modifications which increase the amount of the OBLIGATIONS or extend the maturity of the OBLIGATIONS.

Section 5. Waivers By Guarantor. The GUARANTOR waives: (a) any and all notices whatsoever with respect to this GUARANTY or with respect to any of the obligations of the BORROWER to the SECURED PARTIES, including, but not limited to, notice of (i) the SECURED PARTIES’ acceptance hereof or the SECURED PARTIES’ intention to act, or the SECURED PARTIES’ action, in reliance hereon, (ii) the present existence or future incurring of any of the obligations of the BORROWER to the SECURED PARTIES or any terms or amounts thereof or any change therein, (iii) any default by the BORROWER or any surety, pledgor, grantor of security, guarantor or any person who has guarantied or secured in whole or in part the obligations of the BORROWER to the SECURED PARTIES, and (iv) the obtaining or release of any guaranty or surety agreement, pledge, assignment, or other security for any of the obligations of the BORROWER to the SECURED PARTIES; (b) presentment and demand for payment of any sum due from the BORROWER or any other guarantor and protest of nonpayment; and (c) demand for performance by the BORROWER or any other guarantor.

Section 6. Unenforceability Of Obligations Of Borrower. This GUARANTY shall be valid, binding, and enforceable even if the obligations of the BORROWER to the SECURED PARTIES which are guaranteed hereby are now or hereafter become invalid, unenforceable or uncollectible for any reason.

Section 7. No Conditions Precedent. This GUARANTY shall be effective and enforceable immediately upon its execution. The GUARANTOR acknowledges that no unsatisfied conditions precedent to the effectiveness and enforceability of this GUARANTY exist as of the date of its execution and that the effectiveness and enforceability of this GUARANTY are not in any way conditioned or contingent upon any event, occurrence, or happening, or upon any condition existing or coming into existence either before or after the execution of this GUARANTY.

Section 8. No Duty To Disclose. The SECURED PARTIES shall have no present or future duty or obligation to discover or to disclose to the GUARANTOR any information, financial or otherwise, concerning the BORROWER, any other guarantor, or any collateral securing either the obligations of the BORROWER to the SECURED PARTIES or of any other person who may have guarantied in whole or in part the obligations of the BORROWER to the SECURED PARTIES. The GUARANTOR waives any right to claim or assert any such duty or obligation on the part of the SECURED PARTIES. The GUARANTOR agrees to obtain all information which the GUARANTOR considers either appropriate or relevant to this GUARANTY from sources other than the SECURED PARTIES and to become and remain at all times current and continuously apprised of all information concerning the BORROWER, other guarantors, and any collateral which is material and relevant to the OBLIGATIONS of the GUARANTOR under this GUARANTY.

Section 9. Existing Or Future Guaranties. The execution of this GUARANTY shall not discharge, terminate or in any way impair or adversely affect the validity or enforceability of any other guaranty given by the GUARANTOR to the SECURED PARTIES. The execution and delivery by the GUARANTOR of any future guaranty for the benefit of the SECURED PARTIES shall not discharge, terminate, or in any way impair or adversely affect the validity or enforceability of this GUARANTY unless expressly stated therein. All guaranties provided by the GUARANTOR to the SECURED PARTIES are intended to be cumulative and shall remain in full force and effect unless and until discharged and terminated in accordance with any expressly stated termination provisions set forth therein.

Section 10. Cumulative Liability. The liability of the GUARANTOR under this GUARANTY shall be cumulative to, and not in lieu of, the GUARANTOR=S liability under any other CREDIT DOCUMENT or in any capacity other than as GUARANTOR hereunder.

Section 11. Obligations Are Unconditional. The payment and performance of the OBLIGATIONS shall be the absolute and unconditional duty and obligation of the GUARANTOR, and shall be independent of any defense or any rights of setoff, recoupment or counterclaim which the GUARANTOR might otherwise have against the SECURED PARTIES, and the GUARANTOR shall pay and perform these OBLIGATIONS, free of any deductions and without abatement, diminution or setoff. Until such time as the OBLIGATIONS have been fully paid and performed, the GUARANTOR: (a) shall not suspend or discontinue any payments provided for herein; (b) shall perform and observe all of the covenants and agreements contained in this GUARANTY; and (c) shall not terminate or attempt to terminate this GUARANTY for any reason. No delay by the SECURED PARTIES in making demand on the GUARANTOR for satisfaction of the OBLIGATIONS shall prejudice or in any way impair the SECURED PARTIES= ability to enforce this GUARANTY.

Section 12. Defenses Against Borrower. The GUARANTOR waives any right to assert against the SECURED PARTIES any defense (whether legal or equitable), claim, counterclaim, or right of setoff or recoupment which the GUARANTOR may now or hereafter have against the BORROWER or any other guarantor.

Section 13. Events Of Default. The occurrence of any of the following (each an “EVENT OF DEFAULT”) shall entitle the SECURED PARTIES, without notice or demand, to accelerate and call due the OBLIGATIONS, even if the SECURED PARTIES have not accelerated and called due the sums owed to the SECURED PARTIES by the BORROWER: (a) the occurrence of an “EVENT OF DEFAULT,” as such term is defined in the LOAN AGREEMENT; and (b) a failure of the GUARANTOR to perform any covenant or agreement contained in this GUARANTY, any other CREDIT DOCUMENT, or in any other agreement between the GUARANTOR and the SECURED PARTIES.

Section 14. Expenses Of Collection And Attorneys= Fees. Should this GUARANTY be referred to an attorney for collection, the GUARANTOR shall pay all of the SECURED PARTIES= reasonable costs, fees and expenses resulting from such referral, including reasonable attorneys= fees, which the SECURED PARTIES may incur, even though judgment has not been confessed or suit has not been filed.

Section 15. Confession Of Judgment. Upon the occurrence of an EVENT OF DEFAULT, the GUARANTOR authorizes any attorney designated by the SECURED PARTIES or admitted to practice before any court of record in the United States to appear on its behalf in any court in one or more proceedings, or before any clerk thereof or prothonotary or other court official, and to confess judgment against the GUARANTOR in the full amount due on this GUARANTY (including principal, accrued interest and any and all charges, fees and costs) plus attorneys= fees equal to fifteen percent (15%) of the amount due, plus court costs, all without prior notice or opportunity of the GUARANTOR for a prior hearing. The GUARANTOR waives the benefit of any statutes, ordinances, or rules of court which may be lawfully waived conferring upon it any right or privilege of exemption, homestead rights, stay of execution, or supplementary proceedings, or other relief from the enforcement or immediate enforcement of a judgment or related proceedings on a judgment. The authority and power to appear for and enter judgment against the GUARANTOR shall not be exhausted by one or more exercises thereof, or by any imperfect exercise thereof, and shall not be extinguished by any judgment entered pursuant thereto; such authority and power may be exercised on one or more occasions from time to time, in the same or different jurisdictions, as often as the SECURED PARTIES shall deem necessary, convenient, or proper. In the event that the SECURED PARTIES receive, as a result of execution on a judgment confessed hereunder, attorneys= fees which exceed the actual legal fees incurred by the SECURED PARTIES in connection with the enforcement of this GUARANTY, then upon full and final payment of all other sums due and owing to the SECURED PARTIES in accordance with this GUARANTY and the payment to the SECURED PARTIES of the actual attorneys’ fees incurred by the SECURED PARTIES, the SECURED PARTIES shall remit such excess amount of attorneys’ fees to the GUARANTOR.

Section 16. Interest Rate. If judgment is entered against the GUARANTOR on this GUARANTY, the amount of the judgment entered (which, unless applicable law specifically provides to the contrary, includes all principal, prejudgment interest, late charges, prepayment charges if any are provided for, collection expenses, attorneys= fees, and court costs) shall bear interest at the highest rate after default authorized by the CREDIT DOCUMENTS (“DEFAULT RATE”) as of the date of entry of the judgment to the extent permitted by applicable law. In the event any statute or rule of court specifies the rate of interest which a judgment on this GUARANTY may bear or the amount on which such interest rate may apply and such rate or amount is less than that called for in the preceding sentence absent a restriction under applicable law, the GUARANTOR: (a) agrees to pay to the order of the SECURED PARTIES an amount as will equal the interest computed at the DEFAULT RATE on the judgment amount (which, for this purpose, shall be considered to include all principal, prejudgment interest, late charges, prepayment charges if any are provided for, collection expense fees, attorneys= fees, and court costs) less the interest due on the amount of the judgment which bears judgment interest; and (b) authorizes the confession of judgment pursuant to the confession of judgment provision of this GUARANTY if the GUARANTOR fails to make payment thereof.

Section 17. Enforcement During Bankruptcy Of Borrower. Enforcement of this GUARANTY shall not be stayed or in any way delayed as a result of the filing of a petition under the United States Bankruptcy Code, as amended, by or against the BORROWER. Should the SECURED PARTIES be required to obtain an order of the United States Bankruptcy Court to begin enforcement of this GUARANTY after the filing of a petition under the United States Bankruptcy Code, as amended, by or against the BORROWER, the GUARANTOR hereby consents to this relief and agrees to file or cause to be filed all appropriate pleadings to evidence and effectuate such consent and to enable the SECURED PARTIES to obtain the relief requested.

Section 18. Remedies Cumulative. All of the SECURED PARTIES= rights and remedies shall be cumulative and any failure of the SECURED PARTIES to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any time, and from time to time, thereafter.

Section 19. Continuing Guaranty. This GUARANTY is a continuing guaranty of all existing and future obligations of the BORROWER to the SECURED PARTIES arising out of or relating to the LOANS or the CREDIT DOCUMENTS and may not be terminated by the GUARANTOR until after the final and unconditional repayment and performance of the LOANS and all of the OBLIGATIONS and in the absence of any pending or threatened proceedings to avoid or recover any payment previously received by the SECURED PARTIES upon the LOANS or any of the OBLIGATIONS. All obligations and duties of indemnification assumed by the GUARANTOR under this GUARANTY and the obligations of the GUARANTOR to guaranty any covenants or agreements of indemnification or duties to defend provided by the BORROWER to the SECURED PARTIES shall survive the repayment of the LOANS and the termination of this GUARANTY.

Section 20. Reinstatement. If at any time any payment, or portion thereof, made by, or for the account of, the BORROWER or the GUARANTOR on account of any of the obligations and liabilities under any of the CREDIT DOCUMENTS is set aside by any court or trustee having jurisdiction as a voidable preference, or fraudulent conveyance or must otherwise be restored or returned by the SECURED PARTIES to the BORROWER or any other person or entity under any insolvency, bankruptcy or other federal and/or state law or as a result of any dissolution, liquidation or reorganization of the BORROWER or any other person or entity, or for any other reason, the GUARANTOR hereby agrees that this GUARANTY shall continue and remain in full force and effect or be reinstated, as the case may be, all as though such payment(s) had not been made.

Section 21. Rights Of Subrogation, Etc. In the event the GUARANTOR pays any sum to or for the benefit of the SECURED PARTIES pursuant to this GUARANTY, the GUARANTOR may not enforce any right of contribution, indemnification, exoneration, reimbursement, subrogation or other right or remedy against the BORROWER, any other guarantor, or any collateral, whether real, personal, or mixed, securing the obligations of the BORROWER to the SECURED PARTIES or the obligations of any other guarantor to the SECURED PARTIES until such time as the SECURED PARTIES have been paid in full and has no further claim against the BORROWER, any other guarantor, or any collateral. The GUARANTOR waives and releases any claim which the GUARANTOR hereafter may have against the SECURED PARTIES if some action of the SECURED PARTIES, whether intentional or negligent, impairs, destroys, or in any way adversely affects any right of contribution, indemnification, exoneration, reimbursement, subrogation, or the like which the GUARANTOR may have upon the payment of any sum to or for the benefit of the SECURED PARTIES pursuant to this GUARANTY.

Section 22. Subordination Of Certain Indebtedness. If the GUARANTOR advances any sums to the BORROWER or its successors or assigns or if the BORROWER or its successors or assigns shall hereafter become indebted to the GUARANTOR, such sums and indebtedness shall be subordinate in all respects to the amounts then or thereafter due and owing to the SECURED PARTIES by the BORROWER; provided, however, that unless an EVENT OF DEFAULT shall have occurred and be continuing the BORROWER shall be permitted to repay such sums and indebtedness to the GUARANTOR.

Section 23. Renewals, Etc. This GUARANTY shall apply to all sums now or hereafter owed by the BORROWER to the SECURED PARTIES and to all extensions, modifications, amendments, renewals, substitutions, and refinancings thereof.

Section 24. Choice Of Law. The laws of the State of Maryland (excluding, however, conflict of law principles) shall govern and be applied to determine all issues relating to this GUARANTY and the rights and obligations of the parties hereto, including the validity, construction, interpretation, and enforceability of this GUARANTY and its various provisions and the consequences and legal effect of all transactions and events which resulted in the issuance of this GUARANTY or which occurred or were to occur as a direct or indirect result of this GUARANTY having been executed.

Section 25. Consent To Jurisdiction; Agreement As To Venue. The GUARANTOR irrevocably consents to the non-exclusive jurisdiction of the courts of the State of Maryland, including all United States District Courts located in Maryland. The GUARANTOR agrees that venue shall be proper in any circuit court of the State of Maryland selected by the SECURED PARTIES or in any United States District Court located in Maryland and waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Maryland on the basis of improper venue or of inconvenience of forum.

Section 26. Invalidity Of Any Part. If any provision or part of any provision of this GUARANTY shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions or the remaining part of any effective provisions of this GUARANTY, and this GUARANTY shall be construed as if such invalid, illegal, or unenforceable provision or part thereof had never been contained herein, but only to the extent of its invalidity, illegality, or unenforceability.

Section 27. Amendment Or Waiver. This GUARANTY may be amended only by a writing duly executed by the GUARANTOR and the ADMINISTRATIVE AGENT with the consent of those SECURED PARTIES as may be required under the LOAN AGREEMENT. No waiver by the SECURED PARTIES of any of the provisions of this GUARANTY or any of the rights or remedies of the SECURED PARTIES with respect hereto shall be considered effective or enforceable unless in writing.

Section 28. Notices. Any notice required or permitted by or in connection with this GUARANTY shall be in writing and shall be made by facsimile (confirmed on the date the facsimile is sent by one of the other methods of giving notice provided for in this Section) or by hand delivery, by Federal Express, or other similar overnight delivery service, or by certified mail, unrestricted delivery, return receipt requested, postage prepaid, addressed to the SECURED PARTIES or the GUARANTOR at the appropriate address set forth below or to such other address as may be hereafter specified by written notice by the SECURED PARTIES or the GUARANTOR. Notice shall be considered given as of the date of the facsimile or the hand delivery, one (1) calendar day after delivery to Federal Express or similar overnight delivery service, or three (3) calendar days after the date of mailing, independent of the date of actual delivery or whether delivery is ever in fact made, as the case may be, provided the giver of notice can establish the fact that notice was given as provided herein. If notice is tendered pursuant to the provisions of this Section and is refused by the intended recipient thereof, the notice, nevertheless, shall be considered to have been given and shall be effective as of the date herein provided.

If to the SECURED PARTIES:

MANUFACTURERS AND TRADERS TRUST COMPANY, As Administrative Agent

25 S. Charles Street, 12th Floor

Baltimore, Maryland 21201

Attn: Hugh E. Giorgio, Vice President

Facsimile: (410) 244-4447

If to the GUARANTOR:

[     ]

c/o Martek Biosciences Corporation

6480 Dobbin Road

Columbia, Maryland 21045

Attn.: George P. Barker, Esquire

Fax No.: (410) 740-2985

With A Courtesy Copy To:

HOGAN & HARTSON, L.L.P.

111 South Calvert Street, Suite 1600

Baltimore, Maryland 21202

Attn.: Kevin G. Gralley, Esquire

Fax No.: (410) 539-6981

The failure of the SECURED PARTIES to send the above courtesy copy shall not impair the effectiveness of notice given to the GUARANTOR in the manner provided herein.

Section 29. Binding Nature. This GUARANTY shall inure to the benefit of and be enforceable by the SECURED PARTIES and the SECURED PARTIES’ successors and assigns and any other person to whom the SECURED PARTIES may grant an interest in the obligations of the BORROWER to the SECURED PARTIES, and shall be binding upon and enforceable against the GUARANTOR and the GUARANTOR’S successors, and assigns.

Section 30. Joint And Several Nature. The liability of the GUARANTOR shall be joint and several with the liability of any other guarantor of the LOANS not a party to this GUARANTY.

Section 31. Assignability. This GUARANTY or an interest therein may be assigned by the SECURED PARTIES, or by any other holder, at any time or from time to time, without prior notice to or consent from the GUARANTOR.

Section 32. Tense, Gender, Defined Terms, Captions. As used herein, the plural includes the singular, and the singular includes the plural. The use of any gender applies to any other gender. If more than one person has executed this GUARANTY, the term “GUARANTOR” means all such persons collectively or any one or more of such persons individually or collectively, as the case may be and as the context may require. All defined terms are completely capitalized throughout this GUARANTY. All captions are for the purpose of convenience only.

Section 33. Seal And Effective Date. This GUARANTY is an instrument executed under seal and is to be considered effective and enforceable as of the date set forth on the first page hereof, independent of the date of actual execution.

Section 34. Waiver Of Trial By Jury. The GUARANTOR and the SECURED PARTIES, by their execution and acceptance, respectively, of this GUARANTY, agree that any suit, action, or proceeding, whether claim or counterclaim, brought or instituted by either party hereto or any successor or assign of any party on or with respect to this GUARANTY or which in any way relates, directly or indirectly, to this GUARANTY or any event, transaction, or occurrence arising out of or in any way connected with this GUARANTY, or the dealings of the parties with respect thereto, shall be tried only by a court and not by a jury. EACH PARTY HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION, OR PROCEEDING.

IN WITNESS WHEREOF, the GUARANTOR has executed this GUARANTY with the specific intention of creating a document under seal.

WITNESS:	GUARANTOR:

[____________________________________]

	By:		(SEAL)

Name:

Title: